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                                                                 Exhibit 99(a)
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REVOCABLE PROXY
                             THE BANK OF SOUTHINGTON

                                      PROXY

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                                              ____________, 1997

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             THE BANK OF SOUTHINGTON

                  The  undersigned   shareholder  of  The  Bank  of  Southington
("SOUTHINGTON")   hereby   appoints   ________________,    _______________   and
__________________, and each of them, as Proxy, each with full power of substitution, and hereby authorizes such proxy to represent the undersigned and to vote all of the shares of stock of Southington standing in the undersigned's name at the Special Meeting of Shareholders of Southington to be held at [Location], on [Day of Week], ____________, 1997 at [Time], and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such Special Meeting.

                  This proxy, when properly executed, will be voted as specified herein. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

                           (continued on reverse side)

A |X| Please mark your votes as in this example.

The Board of Directors     1. Approval of the Agreement   FOR   AGAINST  ABSTAIN
recommends a vote for         and Plan of Merger, and     [_|    |_|      |_|
approval of the Agreement     dated August 18, 1997, by
and Plan of Merger.           and among HUBCO, Inc.,
                              Lafayette Bank& Trust Company
                              and the Bank of Southington

                           2. To vote, in its discretion,
                              upon any such other business
                              as may properly come before
                              the Special Meeting or any
                              adjournments or postponements
                              thereof.

                   THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR
                 TO THE TIME IT IS VOTED AT THE SPECIAL MEETING.

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.


SIGNATURE                                    SIGNATURE
         ----------------------------------            -------------------------
DATE:                          , 1997        DATE:                       , 1997
      -------------------------                   -----------------------

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.